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                                                                                                                       EXHIBIT 7.(b)

[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY


Proposed Insured #1: Mr. SEP-NY 6 Simple Avg              Death Benefit Option = Level                            Presented By:
Male, Age 55                                              Total Initial Face Amount = 1,500,000                   PL agent
Select Nonsmoker                                          Premium Payment Interval = Annual                       12535 Insurance Dr

Proposed Insured #2: Mrs.  Insured
Female, Age 55
Select Nonsmoker

                                                           Summary Page
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                                      Current Policy Charges (1)                    Guaranteed Policy Charges (2)
                                      Assuming Hypothetical Gross   Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                      Annual Investment Return of   Annual Investment Return of      Annual Investment Return of
                                           6.00% (5.00% Net)             0.00% (-0.94% Net)              6.00% (5.00% Net)
                                     ---------------------------------------------------------------------------------------------
                              [Net
                             Loans                  Net        Net               Net        Net                   Net        Net
     Planned   Premiums  and With-  Accum'd      Surr'r      Death  Accum'd   Surr'r      Death    Accum'd     Surr'r      Death
      Annual    Plus 5%    drawals    Value       Value    Benefit    Value    Value    Benefit      Value      Value    Benefit
 Yr  Premium   Interest     (BOY)]    (EOY)       (EOY)      (EOY)    (EOY)    (EOY)      (EOY)      (EOY)      (EOY)      (EOY)
----------------------------------------------------------------------------------------------------------------------------------
  1   31,711     33,297       0      28,527      5,136   1,500,000   26,829    3,438  1,500,000     28,525      5,134  1,500,000
  2   31,711     68,259       0      57,967     37,175   1,500,000   52,927   32,135  1,500,000     57,962     37,170  1,500,000
  3   31,711    104,969       0      88,320     70,127   1,500,000   78,269   60,076  1,500,000     88,309     70,116  1,500,000
  4   31,711    143,514       0     119,588    103,994   1,500,000  102,830   87,236  1,500,000    119,567    103,973  1,500,000
  5   31,711    183,987       0     151,769    138,774   1,500,000  126,581  113,586  1,500,000    151,734    138,739  1,500,000
  6   31,711    226,483       0     184,853    174,457   1,500,000  149,484  139,088  1,500,000    184,799    174,403  1,500,000
  7   31,711    271,104       0     218,817    211,020   1,500,000  171,485  163,688  1,500,000    218,739    210,942  1,500,000
  8   31,711    317,956       0     253,621    248,423   1,500,000  192,507  187,309  1,500,000    253,511    248,313  1,500,000
  9   31,711    367,151       0     289,196    286,597   1,500,000  212,446  209,847  1,500,000    289,048    286,449  1,500,000
 10   31,711    418,806       0     325,702    325,702   1,500,000  231,184  231,184  1,500,000    325,272    325,272  1,500,000

 15   31,711    718,501       0     558,678    558,678   1,500,000  320,716  320,716  1,500,000    540,376    540,376  1,500,000
 20   31,711  1,100,996       0     861,026    861,026   1,500,000  354,868  354,868  1,500,000    776,727    776,727  1,500,000
 25   31,711  1,589,168       0   1,269,796  1,269,796   1,500,000  268,117  268,117  1,500,000  1,041,516  1,041,516  1,500,000
 30   31,711  2,212,212       0   1,802,195  1,802,195   1,892,305       ##       ##         ##  1,377,883  1,377,883  1,500,000
 35   31,711  3,007,393       0   2,479,509  2,479,509   2,603,484                               1,858,290  1,858,290  1,951,204

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                  For: Mr. SEP-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI

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

[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY


                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN           This is an illustration and not a contract. Although the information contained in this illustration is based on
ILLUSTRATION,        certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained
NOT A CONTRACT       from the applicant's own counsel or other advisor.

                     This illustration is prepared for presentation in the state of NY.

ILLUSTRATED
BENEFITS:                                             Death Benefit Option
                                                      --------------------
                                               Start          End            Option
                                                  1            35            Level

                                                      Base Policy Face Amount
                                                      -----------------------
                                               Start          End            Amount
                                                  1            35         1,500,000

PREMIUM              Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each premium
FREQUENCY:           payment interval.
ANNUAL

TIMING OF            All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS             designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                     All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                 Hypothetical Gross Earnings Rate
                                                 --------------------------------
                                             Start        End         Gross        Net
                                                 1         35         6.00%      5.00%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                  For: Mr. SEP-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI

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

[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                     The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life & Annuity, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                     The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT          This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION           variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values
                     in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94%.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 6 Simple Avg

                        Pacific Life & Annuity Company, 700 Newporft Center Drive, Newport Beach, CA 92660

                                                       SEPNY - GPT - NonG I
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

[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY


                        Portfolio                  Investment    Operating
                                                 Advisory Fee     Expenses
                        Aggressive Equity               0.80%        0.07%
                        Aggressive Growth               1.00%        0.10%
                        Blue Chip                       0.95%        0.05%
                        Capital Opportunities           0.80%        0.11%
                        Diversified Research            0.90%        0.04%
                        Emerging Markets                1.10%        0.21%
                        Equity                          0.65%        0.05%
                        Equity Income                   0.95%        0.10%
                        Equity Index                    0.25%        0.04%
                        Financial Services              1.10%        0.10%
                        Focused 30                      0.95%        0.10%
                        Global Growth                   1.10%        0.66%
                        Growth LT                       0.75%        0.04%
                        Health Sciences                 1.10%        0.10%
                        High Yield Bond                 0.60%        0.03%
                        I-Net Tollkeeper                1.40%        0.07%
                        Inflation Managed               0.60%        0.06%
                        International Large-Cap         1.05%        0.09%
                        International Value             0.85%        0.08%
                        Large-Cap Core                  0.65%        0.04%
                        Large-Cap Value                 0.85%        0.03%
                        Managed Bond                    0.60%        0.04%
                        Mid-Cap Growth                  0.90%        0.10%
                        Mid-Cap Value                   0.85%        0.04%
                        Money Market                    0.33%        0.03%
                        Multi-Strategy                  0.65%        0.04%
                        Real Estate                     1.10%        0.05%
                        Research                        1.00%        0.10%
                        Small-Cap Equity                0.65%        0.04%
                        Small-Cap Index                 0.50%        0.07%
                        Strategic Value                 0.95%        0.10%
                        Technology                      1.10%        0.10%
                        Telecommunications              1.10%        0.11%

                     The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity
                     Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                     Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                     Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                  For: Mr. SEP-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660


                                                        SEPNY - GPT - NonGI
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

[LOGO OF PACIFIC LIFE                                        Pacific Select Estate Preserver- NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                             Form #P0156NY - For Presentation in NY

NET ANNUAL           After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN               investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.94% and 5.00%
                     respectively.

                     The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.15% beginning in year 16, increasing to 0.25% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                     The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT        Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and
OPTION(S)            Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year.
                     The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is
                     3.00%. The current rate is set at Pacific Life & Annuity's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                     There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                     .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                     .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                     .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                        However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                     .  Fixed Account:    Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                          $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                     .  Fixed LT Account: Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of
                                          $5,000 or 10% of your policy's accumulated value.

                        There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                        For more information on the Fixed Account Option(s), please consult the product prospectus.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                  For: Mr. SEP-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                      SEPNY - GPT - NonGI
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

[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                     This illustration does not reflect allocations to either  fixed account.

DEDUCTIONS AND       A Premium Load is deducted from each premium payment.  The Accumulated Value is subject to several monthly
CHARGES              charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                     The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

LOANS/PARTIAL        Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS          available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                     This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 4.10%
                     in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.10% in policy years 1-10, 3.70% in policy years 11-20 and 3.85% thereafter. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.10% in policy years 1-10, 3.70% in policy years 11-20 and a current effective annual rate of 4.10% thereafter. Pacific Life & Annuity reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However, we will not reduce the effective annual rate credited to less than the guaranteed rate stated above. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                     The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value.
                     The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                     The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                     A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                  For: Mr. SEP-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI

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

[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

FUTURE ACTION        If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER          Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN               Accumulated     The total value of the amounts in the Investment Options for the Policy as well as any amounts
DEFINITIONS AND      Value           set aside in the Loan Account, including any accrued earned interest, as of the end of the
KEY TERMS                            policy year.

                     Age (BOY)       The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                     BOY             Beginning of year.

                     Cash            The Accumulated Value minus any applicable Surrender Charge as of the end of the policy year.
                     Surrender
                     Value (EOY)

                     Cum. Premium    The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                     Plus 5%

                     "Current        Reflect current policy charges at the hypothetical gross earnings rate(s).
                     Policy
                     Charges"
                     columns

                     EOY             End of year.

                     Estimated       Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                     Tax on          withdrawal.
                     Disbursements

                     Face Amount     The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                     Fixed Account   An account that is part of Pacific Life & Annuity's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                     Fixed LT        An account that is part of Pacific Life & Annuity's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                     "Guaranteed     Reflect maximum policy charges at 0% hypothetical gross investment return and at an assumed
                     Policy Charges" hypothetical gross earnings rate.
                     Columns

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                  For: Mr. SEP-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI

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

[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                     Material Change  IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                                      7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                     Net Annual Loan  The loan amount taken in cash from a policy. This does not include loans taken to pay loan
                     (BOY)            interest.

                     Net Cash         Cash Surrender Value after deducting any outstanding loan amount.
                     Surrender Value

                     Net Death        The amount payable upon the second insured's death. The death benefit proceeds are always
                     Benefit (EOY)    reduced by any outstanding loan balance and increased by any applicable rider benefits.

                     Partial          A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated partial
                     Withdrawal       withdrawals are based on current policy charges and hypothetical gross earnings rate
                     (BOY)            assumptions and may not be available if actual experience is different from the assumptions.

                     Premium Outlay   Annualized premiums that are the sum of the periodic payments you plan to make each year.

                     Variable         A separate account of Pacific Life & Annuity or a subaccount of such a separate account, which
                     Investment       is used only to support the variable death benefits and policy values of variable life
                     Options          insurance policies, and the assets of which are segregated from Pacific Life & Annuity's general account and our other separate accounts.

TAX INFORMATION      Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                     and on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained from your own counsel or other tax advisor.

                     The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                      Assumed Income Tax Rate
                                                      -----------------------

                                                   Start      End        Rate
                                                    1          35       31.00%

                     Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                  For: Mr. SEP-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI

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

[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                     Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline
                     Single Premium at issue is $327,996.20 and the Guideline Level Premium at issue is $31,711.40 per year. Failure to qualify as life insurance will have adverse tax consequences.

                     Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                     deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                     If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                     If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                     Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $79,505.37.

                     Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a
                     Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead.
                     Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                  For: Mr. SEP-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                     Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                     If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                     Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                     WOULD NOT BECOME A MEC.

PREMIUM LIMITS           Initial Guideline Single,Premium:       $327,996.20
SUMMARY                  Initial Guideline Level Premium:        $ 31,711.40
                         Initial Seven Pay Premium:              $ 79,505.37

                     When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

POLICY FREE LOOK     There is a free look right in the policy, which provides that you may return it within 10 days after you
RIGHT                receive it. You need only deliver it to Pacific Life & Annuity Company or to the agent who delivered the policy to you. In such case, the policy will be deemed void from the beginning and Pacific Life & Annuity Company will refund the premiums paid. If the policy is issued as a replacement of existing coverage, the free look period is 60 days and Pacific Life & Annuity Company will refund the policy value plus any charges and loads which were deducted.

                                                        END OF SUMMARY PAGE

Presented by: PL agent                                                                                  For: Mr. SEP-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY


Proposed Insured #1: Mr. SEP-NY 12 Simple Avg              Death Benefit Option = Level               Presented By:
Male, Age 55                                               Total Initial Face Amount = 1,500,000      PL agent
Select Nonsmoker                                           Premium Payment Interval = Annual          12535 Insurance Dr

Proposed Insured #2: Mrs.  Insured
Female, Age 55
Select Nonsmoker

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                     Current Policy Charges (1)                         Guaranteed Policy Charges (2)
                                     Assuming Hypothetical Gross    Assuming Hypothetical Gross          Assuming Hypothetical Gross
                                     Annual Investment Return of    Annual Investment Return of          Annual Investment Return of
                                         12.00% (10.95% Net)              0.00% (-0.94% Net)                 12.00% (10.95% Net)
                                    ------------------------------------------------------------------------------------------------
                              [Net
                             Loans                 Net         Net               Net        Net                     Net          Net
     Planned  Premiums   and With-  Accum'd     Surr'r       Death  Accum'd   Surr'r      Death     Accum'd      Surr'r        Death
      Annual   Plus 5%     drawals    Value      Value     Benefit    Value    Value    Benefit       Value       Value      Benefit
 Yr  Premium  Interest      (BOY)]    (EOY)      (EOY)       (EOY)    (EOY)    (EOY)      (EOY)       (EOY)       (EOY)        (EOY)
------------------------------------------------------------------------------------------------------------------------------------
  1  31,711     33,297        0      30,225      6,834   1,500,000   26,829    3,438  1,500,000      30,224       6,833    1,500,000
  2  31,711     68,259        0      63,206     42,414   1,500,000   52,927   32,135  1,500,000      63,201      42,409    1,500,000
  3  31,711    104,969        0      99,181     80,988   1,500,000   78,269   60,076  1,500,000      99,169      80,976    1,500,000
  4  31,711    143,514        0     138,415    122,821   1,500,000  102,830   87,236  1,500,000     138,392     122,798    1,500,000
  5  31,711    183,987        0     181,198    168,203   1,500,000  126,581  113,586  1,500,000     181,160     168,165    1,500,000
  6  31,711    226,483        0     227,848    217,452   1,500,000  149,484  139,088  1,500,000     227,788     217,392    1,500,000
  7  31,711    271,104        0     278,704    270,907   1,500,000  171,485  163,688  1,500,000     278,616     270,819    1,500,000
  8  31,711    317,956        0     334,131    328,933   1,500,000  192,507  187,309  1,500,000     334,007     328,809    1,500,000
  9  31,711    367,151        0     394,519    391,920   1,500,000  212,446  209,847  1,500,000     394,351     391,752    1,500,000
 10  31,711    418,806        0     460,529    460,529   1,500,000  231,184  231,184  1,500,000     460,088     460,088    1,500,000

 15  31,711    718,501        0     945,744    945,744   1,500,000  320,716  320,716  1,500,000     930,401     930,401    1,500,000
 20  31,711  1,100,996        0   1,773,088  1,773,088   1,897,204  354,868  354,868  1,500,000   1,717,282   1,717,282    1,837,491
 25  31,711  1,589,168        0   3,209,267  3,209,267   3,369,730  268,117  268,117  1,500,000   3,055,918   3,055,918    3,208,714
 30  31,711  2,212,212        0   5,633,697  5,633,697   5,915,382       ##       ##         ##   5,230,600   5,230,600    5,492,130
 35  31,711  3,007,393        0   9,703,057  9,703,057  10,188,210                                8,658,783   8,658,783    9,091,723

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY


                                           Important Information About Your Illustration
------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN            This is an illustration and not a contract. Although the information contained in this illustration is based
ILLUSTRATION,         on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be
NOT A CONTRACT        obtained from the applicant's own counsel or other advisor.

                      This illustration is prepared for presentation in the state of NY.

ILLUSTRATED
BENEFITS:                                              Death Benefit Option
                                                       --------------------

                                                Start     End                Option
                                                   1       35                Level

                                                      Base Policy Face Amount

                                                Start     End                Amount
                                                   1       35             1,500,000

PREMIUM               Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:            premium payment interval.
ANNUAL

TIMING OF             All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS              designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                 You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                 Hypothetical Gross Earnings Rate
                                                 --------------------------------

                                               Start      End      Gross        Net
                                                   1       35     12.00%     10.95%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                      The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life & Annuity, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                      The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.


SUB-ACCOUNT           This illustration assumes that all net premiums (after deduction of premium
ALLOCATION            load) have been allocated to the variable investment options.  The amounts shown for Death Benefits,
                      Accumulated Values and Cash Surrender Values in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001
                      (including investment advisory fees and excluding any foreign taxes) is 0.94%.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                 For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY


                                     Portfolio                       Investment        Operating
                                                                   Advisory Fee         Expenses
                                      Aggressive Equity                   0.80%            0.07%
                                      Aggressive Growth                   1.00%            0.10%
                                      Blue Chip                           0.95%            0.05%
                                      Capital Opportunities               0.80%            0.11%
                                      Diversified Research                0.90%            0.04%
                                      Emerging Markets                    1.10%            0.21%
                                      Equity                              0.65%            0.05%
                                      Equity Income                       0.95%            0.10%
                                      Equity Index                        0.25%            0.04%
                                      Financial Services                  1.10%            0.10%
                                      Focused 30                          0.95%            0.10%
                                      Global Growth                       1.10%            0.66%
                                      Growth LT                           0.75%            0.04%
                                      Health Sciences                     1.10%            0.10%
                                      High Yield Bond                     0.60%            0.03%
                                      I-Net Tollkeeper                    1.40%            0.07%
                                      Inflation Managed                   0.60%            0.06%
                                      International Large-Cap             1.05%            0.09%
                                      International Value                 0.85%            0.08%
                                      Large-Cap Core                      0.65%            0.04%
                                      Large-Cap Value                     0.85%            0.03%
                                      Managed Bond                        0.60%            0.04%
                                      Mid-Cap Growth                      0.90%            0.10%
                                      Mid-Cap Value                       0.85%            0.04%
                                      Money Market                        0.33%            0.03%
                                      Multi-Strategy                      0.65%            0.04%
                                      Real Estate                         1.10%            0.05%
                                      Research                            1.00%            0.10%
                                      Small-Cap Equity                    0.65%            0.04%
                                      Small-Cap Index                     0.50%            0.07%
                                      Strategic Value                     0.95%            0.10%
                                      Technology                          1.10%            0.10%
                                      Telecommunications                  1.10%            0.11%

                      The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the
                      Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                      Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                      Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

NET ANNUAL            After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.94% and 10.95%
                      respectively.

                      The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.15% beginning in year 16, increasing to 0.25% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit.
                      For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                      The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT         Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and
OPTION(S)             Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year.
                      The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is
                      3.00%. The current rate is set at Pacific Life & Annuity's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                      There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                      .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
                      .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.
                      .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                         However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                         Account in any 12-month period.
                      .  Fixed Account:      Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                             $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.
                      .  Fixed LT Account:   Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                      There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                      For more information on the Fixed Account Option(s), please consult the product prospectus.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                 For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                      This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND        A Premium Load is deducted from each premium payment.  The Accumulated Value is subject to several monthly
CHARGES               charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                      The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases.  Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month.  For more detailed information about the surrender charge, please see the current prospectus.

LOANS/PARTIAL         Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS           available under Guaranteed Policy Charge Assumptions.  Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                      This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                      4.10% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.10% in policy years 1-10, 3.70% in policy years 11-20 and 3.85% thereafter. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.10% in policy years 1-10, 3.70% in policy years 11-20 and a current effective annual rate of 4.10% thereafter. Pacific Life & Annuity reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However, we will not reduce the effective annual rate credited to less than the guaranteed rate stated above. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender
                      Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                      The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                      A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

FUTURE ACTION         If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER           Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                Accumulated     The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND       Value           amounts set aside in the Loan Account, including any accrued earned interest, as of the end
KEY TERMS                             of the policy year.

                      Age (BOY)       The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                      BOY             Beginning of year.

                      Cash Surrender  The Accumulated Value minus any applicable Surrender Charge as of the end of the policy year.
                      Value (EOY)

                      Cum. Premium    The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                      Plus 5%

                      "Current        Reflect current policy charges at the hypothetical gross earnings rate(s).
                      Policy
                      Charges"
                      columns

                      EOY             End of year.

                      Estimated       Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                      Tax on          withdrawal.
                      Disbursements

                      Face Amount     The minimum death benefit for so long as the policy remains in force.  The face amount may be increased or decreased under certain circumstances.

                      Fixed Account   An account that is part of Pacific Life & Annuity's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                      Fixed LT        An account that is part of Pacific Life & Annuity's general account to which all or a
                      Account         portion of the net premiums may be allocated for accumulation at a fixed rate of interest
                                      (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                      "Guaranteed     Reflect maximum policy charges at 0% hypothetical gross investment return and at an assumed
                      Policy Charges" hypothetical gross earnings rate.
                      columns

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                 For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
  & ANNUITY COMPANY]                                         Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
                      Material        IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                      Change          7-Pay Test period to start over.  A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time.
                                      In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                      Net Annual      The loan amount taken in cash from a policy.  This does not include loans taken to pay loan
                      Loan (BOY)      interest.

                      Net Cash        Cash Surrender Value after deducting any outstanding loan amount.
                      Surrender
                      Value

                      Net Death       The amount payable upon the second insured's death.  The death benefit proceeds are always
                      Benefit (EOY)   reduced by any outstanding loan balance and increased by any applicable rider benefits.

                      Partial         A partial withdrawal of a portion of the Net Cash Surrender Value.  All illustrated partial
                      Withdrawal      withdrawals are based on current policy charges and hypothetical gross earnings rate
                      (BOY)           assumptions and may not be available if actual experience is different from the assumptions.

                      Premium Outlay  Annualized premiums that are the sum of the periodic payments you plan to make each year.

                      Variable        A separate account of Pacific Life & Annuity or a subaccount of such a separate account,
                      Investment      which is used only to support the variable death benefits and policy values of variable life
                      Options         insurance policies, and the assets of which are segregated from Pacific Life & Annuity's general account and our other separate accounts.

TAX INFORMATION       Although the information in this illustration is based on our understanding of the Internal Revenue Code
                      (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained from your own counsel or other tax advisor.

                      The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:
                                                         Assumed Income Tax Rate
                                                         -----------------------

                                              Start                End                   Rate
                                                  1                 35                 31.00%

                      Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
                      Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the
                      Guideline Single Premium at issue is $327,996.20 and the Guideline Level Premium at issue is $31,711.40 per year. Failure to qualify as life insurance will have adverse tax consequences.

                      Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                      deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                      If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                      If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                      Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-
                      taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $79,505.37.

                      Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                      Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                      Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
                      Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                      If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                      Based on our understanding of the Internal Revenue Code and the assumptions in this illustration,
                      THIS POLICY WOULD NOT BECOME A MEC.

PREMIUM LIMITS                 Initial Guideline Single Premium:            $327,996.20
SUMMARY                        Initial Guideline Level Premium:              $31,711.40
                               Initial Seven Pay Premium:                    $79,505.37

                      When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

POLICY FREE LOOK      There is a free look right in the policy, which provides that you may return it within 10 days after you
RIGHT                 receive it.  You need only deliver it to Pacific Life & Annuity Company or to the agent who delivered the policy to you. In such case, the policy will be deemed void from the beginning and Pacific Life & Annuity
                      Company will refund the premiums paid. If the policy is issued as a replacement of existing coverage, the free look period is 60 days and Pacific Life & Annuity Company will refund the policy value plus any charges and loads which were deducted.

                                                        END OF SUMMARY PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI

[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

Proposed Insured #1: Mr. SEP-NY 6 Weighted Avg        Death Benefit Option = Level                   Presented By:
Male, Age 55                                          Total Initial Face Amount = 1,500,000          PL agent
Select Nonsmoker                                      Premium Payment Interval = Annual              12535 Insurance Dr
Proposed Insured #2: Mrs.  Insured
Female, Age 55
Select Nonsmoker
                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                        Current Policy Charges (1)                       Guaranteed Policy Charges (2)
                                       Assuming Hypothetical Gross      Assuming Hypothetical Gross     Assuming Hypothetical Gross
                                       Annual Investment Return of      Annual Investment Return of     Annual Investment Return of
                                            6.00% (5.25% Net)               0.00% (-0.71% Net)                6.00% (5.25% Net)
                                      ----------------------------------------------------------------------------------------------
                                [Net
                               Loans                 Net        Net                 Net        Net                   Net         Net
      Planned    Premiums  and With-   Accum'd    Surr'r      Death  Accum'd     Surr'r      Death    Accum'd     Surr'r       Death
       Annual     Plus 5%    drawals     Value     Value    Benefit    Value      Value    Benefit      Value      Value     Benefit
Yr    Premium    Interest     (BOY)]     (EOY)     (EOY)      (EOY)    (EOY)      (EOY)      (EOY)      (EOY)      (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1     31,711      33,297       0       28,596     5,205  1,500,000   26,895      3,504  1,500,000     28,595      5,204   1,500,000
 2     31,711      68,259       0       58,178    37,386  1,500,000   53,118     32,326  1,500,000     58,173     37,381   1,500,000
 3     31,711     104,969       0       88,749    70,556  1,500,000   78,643     60,450  1,500,000     88,738     70,545   1,500,000
 4     31,711     143,514       0      120,318   104,724  1,500,000  103,441     87,847  1,500,000    120,297    104,703   1,500,000
 5     31,711     183,987       0      152,888   139,893  1,500,000  127,481    114,486  1,500,000    152,853    139,858   1,500,000
 6     31,711     226,483       0      186,456   176,060  1,500,000  150,724    140,328  1,500,000    186,402    176,006   1,500,000
 7     31,711     271,104       0      221,006   213,209  1,500,000  173,111    165,314  1,500,000    220,927    213,130   1,500,000
 8     31,711     317,956       0      256,504   251,306  1,500,000  194,564    189,366  1,500,000    256,394    251,196   1,500,000
 9     31,711     367,151       0      292,891   290,292  1,500,000  214,977    212,378  1,500,000    292,742    290,143   1,500,000
10     31,711     418,806       0      330,333   330,333  1,500,000  234,228    234,228  1,500,000    329,902    329,902   1,500,000

15     31,711     718,501       0      570,589   570,589  1,500,000  327,089    327,089  1,500,000    552,351    552,351   1,500,000
20     31,711   1,100,996       0      886,032   886,032  1,500,000  365,666    365,666  1,500,000    802,371    802,371   1,500,000
25     31,711   1,589,168       0    1,317,535 1,317,535  1,500,000  284,945    284,945  1,500,000  1,094,749  1,094,749   1,500,000
30     31,711   2,212,212       0    1,885,185 1,885,185  1,979,445       ##         ##         ##  1,495,540  1,495,540   1,570,317
35     31,711   3,007,393       0    2,615,161 2,615,161  2,745,919                                 2,026,136  2,026,136   2,127,443

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY


                                           Important Information About Your Illustration
-------------------------------------------------------------------------------------------------------------------------
THIS IS AN           This is an illustration and not a contract. Although the information contained in this illustration
ILLUSTRATION,        is based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such
NOT A CONTRACT       advice should be obtained from the applicant's own counsel or other advisor.

                     This illustration is prepared for presentation in the state of NY.

ILLUSTRATED
BENEFITS:                                               Death Benefit Option
                                                        --------------------

                                        Start                    End                Option
                                         1                        35                Level

                                                      Base Policy Face Amount
                                                      -----------------------

                                        Start                    End                Amount
                                         1                        35             1,500,000

PREMIUM              Illustrated periodic premium payments are assumed to be made one time per year at the beginning of
FREQUENCY:           each premium payment interval.
ANNUAL

TIMING OF            All values assume premiums and loan interest are paid when due. If a payment is received without
PAYMENTS             being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                     All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                 Hypothetical Gross Earnings Rate
                                                 --------------------------------

                                      Start          End             Gross               Net
                                       1             35             6.00%             5.25%


                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                     The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life & Annuity, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                     The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT          This illustration assumes that all net premiums (after deduction of premium load) have been allocated
ALLOCATION           to the variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender Values in
                     this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY


                                                                         Investment
                                              Portfolio                    Advisory    Operating
                                                                                Fee     Expenses
                                              Aggressive Equity               0.80%        0.07%
                                              Aggressive Growth               1.00%        0.10%
                                              Blue Chip                       0.95%        0.05%
                                              Capital Opportunities           0.80%        0.11%
                                              Diversified Research            0.90%        0.04%
                                              Emerging Markets                1.10%        0.21%
                                              Equity                          0.65%        0.05%
                                              Equity Income                   0.95%        0.10%
                                              Equity Index                    0.25%        0.04%
                                              Financial Services              1.10%        0.10%
                                              Focused 30                      0.95%        0.10%
                                              Global Growth                   1.10%        0.66%
                                              Growth LT                       0.75%        0.04%
                                              Health Sciences                 1.10%        0.10%
                                              High Yield Bond                 0.60%        0.03%
                                              I-Net Tollkeeper                1.40%        0.07%
                                              Inflation Managed               0.60%        0.06%
                                              International Large-Cap         1.05%        0.09%
                                              International Value             0.85%        0.08%
                                              Large-Cap Core                  0.65%        0.04%
                                              Large-Cap Value                 0.85%        0.03%
                                              Managed Bond                    0.60%        0.04%
                                              Mid-Cap Growth                  0.90%        0.10%
                                              Mid-Cap Value                   0.85%        0.04%
                                              Money Market                    0.33%        0.03%
                                              Multi-Strategy                  0.65%        0.04%
                                              Real Estate                     1.10%        0.05%
                                              Research                        1.00%        0.10%
                                              Small-Cap Equity                0.65%        0.04%
                                              Small-Cap Index                 0.50%        0.07%
                                              Strategic Value                 0.95%        0.10%
                                              Technology                      1.10%        0.10%
                                              Telecommunications              1.10%        0.11%

                      You have selected allocations in the investment options that reflect the annualized expenses of all the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity Income and
                      Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The
                      Real Estate portfolio was formerly called the REIT portfolio.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                     Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                     Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                     The average aggregate annualized expenses for all available portfolios for the periods ending December 31, 2001 reflect an average investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of th portfolios. The total average aggregate net annualized expenses for the periods ending December
                     31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94% .

NET ANNUAL           After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN               investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.71% and 5.25%
                     respectively.

                     The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.15% beginning in year 16, increasing to 0.25% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                     The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT        Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:
OPTION(S)            Fixed Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is 3.00%. The current rate is set at Pacific Life & Annuity's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                     There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                     . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                     . You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                        Pacific Select Estate Preserver- NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                     . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any
                       12-month period.

                     . Fixed Account:       Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                            $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                     . Fixed LT Account:    Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                       There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                       For more information on the Fixed Account Option(s), please consult the product prospectus.

                       This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND         A Premium Load is deducted from each premium payment.  The Accumulated Value is subject to several monthly
CHARGES                charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                       The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                        Pacific Select Estate Preserver- NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

LOANS/PARTIAL          Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS            available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                       This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                       4.10% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.10% in policy years 1-10, 3.70% in policy years 11-20 and 3.85% thereafter. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.10% in policy years 1-10, 3.70% in policy years 11-20 and a current effective annual rate of 4.10% thereafter. Pacific Life & Annuity reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However, we will not reduce the effective annual rate credited to less than the guaranteed rate stated above. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                       The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender
                       Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                       The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                       A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION          If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER            Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                 Accumulated    The total value of the amounts in the Investment Options for the Policy as well as any amounts
DEFINITIONS AND        Value          set aside in the Loan Account, including any accrued earned interest, as of the end of the
KEY TERMS                             policy year.

                       Age (BOY)      The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                       BOY                    Beginning of year.

                       Cash Surrender         The Accumulated Value minus any applicable Surrender Charge as of the end of the
                       Value (EOY)            policy year.

                       Cum. Premium           The illustrated premiums paid each year accumulated at a hypothetical rate of return
                       Plus 5%                of 5%.

                       "Current Policy        Reflect current policy charges at the hypothetical gross earnings rate(s).
                       Charges"
                       columns

                       EOY                    End of year.

                       Estimated Tax on       Estimated dollar amount of any tax that may be due as a result of a policy loan or
                       Disbursements          partial withdrawal.

                       Face Amount            The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                       Fixed Account          An account that is part of Pacific Life & Annuity's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                       Fixed LT               An account that is part of Pacific Life & Annuity's general account to which all or
                       Account                a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                       "Guaranteed            Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                       Policy Charges"        assumed hypothetical gross earnings rate.
                       columns

                       Material Change        IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                       Net Annual Loan        The loan amount taken in cash from a policy. This does not include loans taken to
                       (BOY)                  pay loan interest.

                       Net Cash               Cash Surrender Value after deducting any outstanding loan amount.
                       Surrender Value

                       Net Death              The amount payable upon the second insured's death. The death benefit proceeds
                       Benefit (EOY)          are always reduced by any outstanding loan balance and increased by any applicable rider benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                        Pacific Select Estate Preserver- NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                       Partial                A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                       Withdrawal             partial withdrawals are based on current policy charges and hypothetical gross
                       (BOY)                  earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                       Premium Outlay         Annualized premiums that are the sum of the periodic payments you plan to make each year.

                       Variable               A separate account of Pacific Life & Annuity or a subaccount of such a separate
                       Investment             account, which is used only to support the variable death benefits and policy values
                       Options                of variable life insurance policies, and the assets of which are segregated from
                                              Pacific Life & Annuity's general account and our other separate accounts.

TAX INFORMATION        Although the information in this illustration is based on our understanding of the Internal Revenue Code
                       (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                       The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                      Assumed Income Tax Rate
                                                      -----------------------

                                           Start               End                  Rate
                                               1                35                31.00%

                       Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                       Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $327,996.20 and the Guideline Level Premium at issue is $31,711.40 per year. Failure to qualify as life insurance will have adverse tax consequences.

                       Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                       deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec.
                       7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                        Pacific Select Estate Preserver - NY- GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                           Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                       If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                       If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                       Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-
                       taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $79,505.37.

                       Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                       Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                       Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                       Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                       If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                       Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                       WOULD NOT BECOME A MEC.

PREMIUM LIMITS                 Initial Guideline Single Premium:        $327,996.20
SUMMARY                        Initial Guideline Level Premium:         $ 31,711.40
                               Initial Seven Pay Premium:               $ 79,505.37

                       When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

POLICY FREE LOOK       There is a free look right in the policy, which provides that you may return it within 10 days after you
RIGHT                  receive it. You need only deliver it to Pacific Life & Annuity Company or to the agent who delivered the policy to you. In such case, the policy will be deemed void from the beginning and Pacific Life & Annuity
                       Company will refund the premiums paid. If the policy is issued as a replacement of existing coverage, the free look period is 60 days and Pacific Life & Annuity Company will refund the policy value plus any charges and loads which were deducted.

                                                        END OF SUMMARY PAGE

Presented by: PL agent                                                                                For: Mr. SEP-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


 [LOGO OF PACIFIC LIFE                                      Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
  & ANNUITY COMPANY]                                         Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

Proposed Insured #1: Mr. SEP-NY 12 Weighted Avg     Death Benefit Option = Level                    Presented By:
Male, Age 55                                        Total Initial Face Amount = 1,500,000           PL agent
Select Nonsmoker                                    Premium Payment Interval = Annual               12535 Insurance Dr
Proposed Insured #2: Mrs.  Insured
Female, Age 55
Select Nonsmoker
                                                        Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                    Current Policy Charges (1)                           Guaranteed Policy Charges (2)
                                    Assuming Hypothetical Gross        Assuming Hypothetical Gross       Assuming Hypothetical Gross
                                    Annual Investment Return of        Annual Investment Return of       Annual Investment Return of
                                        12.00% (11.21% Net)                0.00% (-0.71% Net)                12.00% (11.21% Net)
                                   -------------------------------------------------------------------------------------------------
                            [Net
                           Loans                   Net         Net                Net        Net                     Net         Net
    Planned  Premiums  and With-   Accum'd      Surr'r       Death  Accum'd    Surr'r      Death    Accum'd       Surr'r       Death
    Annual   Plus 5%     drawals     Value       Value     Benefit    Value     Value    Benefit      Value        Value     Benefit
Yr  Premium  Interest     (BOY)]     (EOY)       (EOY)       (EOY)    (EOY)     (EOY)      (EOY)      (EOY)        (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1  31,711     33,297       0       30,298       6,907   1,500,000   26,895     3,504  1,500,000     30,297        6,906   1,500,000
 2  31,711     68,259       0       63,437      42,645   1,500,000   53,118    32,326  1,500,000     63,432       42,640   1,500,000
 3  31,711    104,969       0       99,670      81,477   1,500,000   78,643    60,450  1,500,000     99,658       81,465   1,500,000
 4  31,711    143,514       0      139,280     123,686   1,500,000  103,441    87,847  1,500,000    139,257      123,663   1,500,000
 5  31,711    183,987       0      182,579     169,584   1,500,000  127,481   114,486  1,500,000    182,540      169,545   1,500,000
 6  31,711    226,483       0      229,906     219,510   1,500,000  150,724   140,328  1,500,000    229,846      219,450   1,500,000
 7  31,711    271,104       0      281,628     273,831   1,500,000  173,111   165,314  1,500,000    281,540      273,743   1,500,000
 8  31,711    317,956       0      338,143     332,945   1,500,000  194,564   189,366  1,500,000    338,019      332,821   1,500,000
 9  31,711    367,151       0      399,877     397,278   1,500,000  214,977   212,378  1,500,000    399,708      397,109   1,500,000
10  31,711    418,806       0      467,530     467,530   1,500,000  234,228   234,228  1,500,000    467,089      467,089   1,500,000

15  31,711    718,501       0      968,031     968,031   1,500,000  327,089   327,089  1,500,000    952,897      952,897   1,500,000
20  31,711  1,100,996       0    1,830,903   1,830,903   1,959,066  365,666   365,666  1,500,000  1,775,731    1,775,731   1,900,032
25  31,711  1,589,168       0    3,344,908   3,344,908   3,512,153  284,945   284,945  1,500,000  3,188,979    3,188,979   3,348,428
30  31,711  2,212,212       0    5,930,604   5,930,604   6,227,134       ##        ##         ##  5,512,324    5,512,324   5,787,941
35  31,711  3,007,393       0   10,321,664  10,321,664  10,837,748                                9,219,922    9,219,922   9,680,918

## - Additional  premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                              For:  Mr. SEP-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                                            Important Information About Your Illustration
---------------------------------------------------------------------------------------------------------------------------
THIS IS AN            This is an illustration and not a contract. Although the information contained in this illustration
ILLUSTRATION,         is based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such
NOT A CONTRACT        advice should be obtained from the applicant's own counsel or other advisor.

                      This illustration is prepared for presentation in the state of NY.

                                                                Death Benefit Option
                                                                --------------------
ILLUSTRATED
BENEFITS:                                          Start                 End                Option
                                                       1                  35                Level

                                                                Base Policy Face Amount
                                                                -----------------------

                                                   Start                 End                Amount
                                                       1                  35             1,500,000

PREMIUM               Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:            premium payment interval.
ANNUAL

TIMING OF             All values assume premiums and loan payment interest are paid when due. If a payment is received without
PAYMENTS              being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                 You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                           Hypothetical Gross Earnings Rate
                                                           --------------------------------

                                                   Start            End           Gross           Net
                                                       1             35          12.00%        11.21%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
                      The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific
                      Life & Annuity, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                      The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT           This illustration assumes that all net premiums (after deduction of premium load) have been
ALLOCATION            allocated to the variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash
                      Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY

                                        Portfolio                  Investment    Operating
                                                                 Advisory Fee     Expenses
                                        Aggressive Equity               0.80%        0.07%
                                        Aggressive Growth               1.00%        0.10%
                                        Blue Chip                       0.95%        0.05%
                                        Capital Opportunities           0.80%        0.11%
                                        Diversified Research            0.90%        0.04%
                                        Emerging Markets                1.10%        0.21%
                                        Equity                          0.65%        0.05%
                                        Equity Income                   0.95%        0.10%
                                        Equity Index                    0.25%        0.04%
                                        Financial Services              1.10%        0.10%
                                        Focused 30                      0.95%        0.10%
                                        Global Growth                   1.10%        0.66%
                                        Growth LT                       0.75%        0.04%
                                        Health Sciences                 1.10%        0.10%
                                        High Yield Bond                 0.60%        0.03%
                                        I-Net Tollkeeper                1.40%        0.07%
                                        Inflation Managed               0.60%        0.06%
                                        International Large-Cap         1.05%        0.09%
                                        International Value             0.85%        0.08%
                                        Large-Cap Core                  0.65%        0.04%
                                        Large-Cap Value                 0.85%        0.03%
                                        Managed Bond                    0.60%        0.04%
                                        Mid-Cap Growth                  0.90%        0.10%
                                        Mid-Cap Value                   0.85%        0.04%
                                        Money Market                    0.33%        0.03%
                                        Multi-Strategy                  0.65%        0.04%
                                        Real Estate                     1.10%        0.05%
                                        Research                        1.00%        0.10%
                                        Small-Cap Equity                0.65%        0.04%
                                        Small-Cap Index                 0.50%        0.07%
                                        Strategic Value                 0.95%        0.10%
                                        Technology                      1.10%        0.10%
                                        Telecommunications              1.10%        0.11%

                      You have selected allocations in the investment options that reflect the weighted annualized expenses of the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is equivalent to an annual rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of
                      0.71.%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2000. The operating expenses for
                      I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction.  The Lar-Cap Cor portfolio was formerly called the Equity Income portfolio.  The Real Estate portfolio was formerly called the REIT portfolio.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                           For: Mr. SEP-NY 12 Weighted Avg

Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                              SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
                      Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                      Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20)
                      investment options at one time.

                      The average aggregate annualized expenses for all available portfolios for the periods ending December 31,
                      2001 reflect an average aggregate investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is
                      0.94%.

NET ANNUAL            After deduction of the investment advisory fees and other operating expenses, illustrated gross
RETURN                annual investment returns of 0% and 12.00% correspond to approximate net annual rates of return of
                      -0.71% and 11.21% respectively.

                      The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.15% beginning in year 16, increasing to 0.25% in year 21.
                      This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                      The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT         Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed
OPTION(S)             Account and Fixed LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the
                      Fixed Account and Fixed LT Account is 3.00%. The current rate is set at Pacific Life & Annuity's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                      There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                      . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                      . You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
                      . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                        However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                      .  Fixed Account:     Transfers out of the Fixed Account in any 12-month period are limited to the greater of
                                            $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                      .  Fixed LT Account:  Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                      There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of
                      $1,000,000 for all policies of the same owner.

                      For more information on the Fixed Account Option(s), please consult the product prospectus.

                      This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND        A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several
CHARGES               monthly charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                      The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases.
                      Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
LOANS/PARTIAL         Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS           available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                      This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                      4.10% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.10% in policy years 1-10, 3.70% in policy years 11-20 and 3.85% thereafter. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.10% in policy years 1-10, 3.70% in policy years 11-20 and a current effective annual rate of 4.10% thereafter. Pacific Life & Annuity reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However, we will not reduce the effective annual rate credited to less than the guaranteed rate stated above. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      The loan is automatically repaid from the Gross Death Benefit at the death of the second insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender
                      Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                      The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                      A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION         If you want to change the premium amount that you are billed, you must request the change in
REQUIRED BY           writing.
POLICYOWNER
                      Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN DEFINITIONS    Accumulated     The total value of the amounts in the Investment Options for the Policy as well
AND KEY TERMS         Value           as any amounts set aside in the Loan Account, including any accrued earned interest, as of the end of the policy year.

                      Age (BOY)       The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI
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[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
                      BOY               Beginning of year.

                      Cash Surrender    The Accumulated Value minus any applicable Surrender Charge as of the end of the
                      Value (EOY)       policy year.

                      Cum. Premium      The illustrated premiums paid each year accumulated at a hypothetical rate of
                      Plus 5%           return of 5%.

                      "Current Policy   Reflect current policy charges at the hypothetical gross earnings rate(s).
                      Charges"
                      columns

                      EOY               End of year.

                      Estimated Tax on  Estimated dollar amount of any tax that may be due as a result of a policy loan
                      Disbursements     or partial withdrawal.

                      Face Amount       The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                      Fixed Account     An account that is part of Pacific Life & Annuity's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life &
                                        Annuity.

                      Fixed LT          An account that is part of Pacific Life & Annuity's general account to which all
                      Account           or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life &
                                        Annuity.

                      "Guaranteed       Reflect maximum policy charges at 0% hypothetical gross investment return and at
                      Policy Charges"   an assumed hypothetical gross earnings rate.
                      columns

                      Material Change   IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                      Net Annual Loan   The loan amount taken in cash from a policy. This does not include loans taken
                      (BOY)             to pay loan interest.

                      Net Cash          Cash Surrender Value after deducting any outstanding loan amount.
                      Surrender Value

                      Net Death         The amount payable upon the second insured's death. The death benefit proceeds
                      Benefit (EOY)     are always reduced by any outstanding loan balance and increased by any applicable rider benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI
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[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
                      Partial           A partial withdrawal of a portion of the Net Cash Surrender Value. All
                      Withdrawal        illustrated partial withdrawals are based on current policy charges and
                      (BOY)             hypothetical gross earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                      Premium Outlay    Annualized premiums that are the sum of the periodic payments you plan to make each year.

                      Variable          A separate account of Pacific Life & Annuity or a subaccount of such a separate
                      Investment        account, which is used only to support the variable death benefits and policy
                      Options           values of variable life insurance policies, and the assets of which are segregated from Pacific Life & Annuity's general account and our other separate accounts.

TAX INFORMATION       Although the information in this illustration is based on our understanding of the Internal Revenue
                      Code (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice.
                      Such advice should be obtained from your own counsel or other tax advisor.

                      The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:
                                                         Assumed Income Tax Rate

                                                Start              End                  Rate
                                                    1               35                31.00%

                      Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                      Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section
                      7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $327,996.20 and the Guideline Level Premium at issue is $31,711.40 per year. Failure to qualify as life insurance will have adverse tax consequences.

                      Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-deferred and may be taxable at the time of partial withdrawal, surrender or lapse.
                      Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a
                      Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI
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[LOGO OF PACIFIC LIFE                                       Pacific Select Estate Preserver - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                          Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                                                                                              Form #P0156NY - For Presentation in NY
                      If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy.
                      Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                      If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                      Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC)
                      is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is
                      $79,505.37.

                      Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the
                      Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the
                      'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                      Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                      If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                      Based on our understanding of the Internal Revenue Code and the assumptions in this illustration,
                      THIS POLICY WOULD NOT BECOME A MEC.

PREMIUM LIMITS                  Initial Guideline Single Premium:    $327,996.20
SUMMARY                         Initial Guideline Level Premium:      $31,711.40
                                Initial Seven Pay Premium:            $79,505.37

                      When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

POLICY FREE LOOK      There is a free look right in the policy, which provides that you may return it within 10 days after
RIGHT                 you receive it. You need only deliver it to Pacific Life & Annuity Company or to the agent who delivered the policy to you. In such case, the policy will be deemed void from the beginning and
                      Pacific Life & Annuity Company will refund the premiums paid. If the policy is issued as a replacement of existing coverage, the free look period is 60 days and Pacific Life & Annuity Company will refund the policy value plus any charges and loads which were deducted.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by: PL agent                                                                               For: Mr. SEP-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SEPNY - GPT - NonGI
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